                            SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Under Rule 14a-12


                               PFSB Bancorp, Inc.
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    1)  Title of each class of securities to which transaction applies: N/A

    2)  Aggregate number of securities to which transaction applies: N/A

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

    4)  Proposed maximum aggregate value of transaction: N/A

    5)  Total fee paid: N/A


|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid: N/A

    2)  Form, Schedule or Registration Statement No.: N/A

    3)  Filing Party: N/A

    4)  Date Filed:  N/A

                                December 14, 2001

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of PFSB Bancorp, Inc. We will hold the meeting at the main office of Palmyra Savings, 123 West Lafayette Street, Palmyra, Missouri on Thursday, January 24, 2002 at 2:00 p.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Moore, Horton & Carlson, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                Sincerely,

                                /s/ Eldon R. Mette

                                Eldon R. Mette
                                President and Chief Executive Officer

                               PFSB BANCORP, INC.
                            123 West Lafayette Street
                             Palmyra, Missouri 63461
                                 (573) 769-2134

                    Notice of Annual Meeting of Stockholders

         On Thursday, January 24, 2002, PFSB Bancorp, Inc. (the "Company") will hold its annual meeting of stockholders at the main office of Palmyra Savings, 123 West Lafayette Street, Palmyra, Missouri. The meeting will begin at 2:00 p.m., local time. At the meeting stockholders will consider and act on the following:

         1. The election of one director to serve for a term of one-year and two directors to serve for a term of three years;

         2. The ratification of the appointment of Moore, Horton & Carlson, P.C. as independent auditors for the Company for the fiscal year ending September 30, 2002; and

         3.  Such other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Only stockholders of record at the close of business on December 3, 2001 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Ronald L. Nelson

                                Ronald L. Nelson
                                Corporate Secretary

Palmyra, Missouri
December 14, 2001

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                               PFSB BANCORP, INC.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of PFSB Bancorp, Inc. ("PFSB Bancorp" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Palmyra Savings. The annual meeting will be held at the main office of Palmyra Savings, 123 West Lafayette Street, Palmyra, Missouri on Thursday, January 24, 2002 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed on or about December 14, 2001 to stockholders of record.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

         You are entitled to vote your PFSB Bancorp common stock if the records of the Company show that you held your shares as of the close of business on December 3, 2001. As of the close of business on that date, a total of 416,952 shares of PFSB Bancorp common stock were outstanding. Each share of common stock has one vote. The Company's Articles of Incorporation provide that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

         If you are a beneficial owner of PFSB Bancorp common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of PFSB Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

         The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Moore, Horton & Carlson, P.C. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the shares entitled to vote at the annual meeting. On this matter, abstentions and broker non-votes will have the effect of a vote against the proposal.

Voting by Proxy

         The Board of Directors of PFSB Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of PFSB Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of PFSB Bancorp common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for director and FOR ratification of the appointment of Moore, Horton & Carlson, P.C. as independent auditors.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your PFSB Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your PFSB Bancorp common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Participants in Palmyra Savings' ESOP or 401(k) Plan

         If you participate in the Palmyra Savings Employee Stock Ownership Plan ("ESOP") or if you hold shares through Palmyra Savings' 401(k) Plan, you will receive a voting instruction form for each plan that reflects all shares you may vote under the plan to which the form relates. Under the terms of the ESOP, all shares held in the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees how to vote the shares of Company common stock allocated to his or her ESOP account. Unallocated shares of Company common stock held by the ESOP Trust and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as shares for which the trustees have received voting instructions, subject to the exercise of their fiduciary duties. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the PFSB Bancorp, Inc. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustees is January 17, 2002.

                                 Stock Ownership

         The following table provides information as of December 3, 2001 about the persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                              Percent of
                                   Number of                 Common Stock
Name and Address                  Shares Owned               Outstanding
-----------------------         ----------------          -----------------
Palmyra Savings                    44,720(1)                  10.73%
Employee Stock Ownership Plan
123 West Lafayette Street
Palmyra, Missouri 63461

------------------

(1) As of December 3, 2001, 7,826 shares have been allocated to participants' accounts. The trustees of the ESOP are L. Edward Schaeffer, Eldon R. Mette and Ronald L. Nelson. See "Voting and Proxy Procedures in Palmyra Savings' ESOP or 401(k) Plan" for a discussion of the ESOP's voting procedures.

         The following table provides information as of December 3, 2001 about the shares of Company common stock that may be considered to be beneficially owned by each director or nominee for director and by all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

                                        Number of Shares
                                       That May Be Acquired      Percent of
                      Number of         Within 60 Days by       Common Stock
Name                Shares Owned(1)     Exercising Options      Outstanding(2)
-----------------   ----------------   --------------------     ---------------
Mark K. Bross               470                   --                   *
Albert E. Davis          10,782(3)               622                   2.73
Robert M. Dearing         4,782                  622                   1.29
Steve W. Lewis               --                   --                   *
James D. Lovegreen        4,782                  622                   1.29
Eldon R. Mette           10,046(4)             3,354                   3.18
L. Edward Schaeffer       5,782(5)               622                   1.53
All directors and        44,164                9,009                  12.48%
 executive officers
 as a group (8 persons)
------------------
*Less than 1% of shares outstanding.
(1) Includes 626 shares of unvested restricted stock awarded to each of Messrs. Schaeffer, Davis, Dearing and Lovegreen, 470 shares of unvested restricted stock awarded to Mr. Bross and 3,041 shares of unvested restricted stock awarded to Mr. Mette. Each participant has voting but not investment power as to the shares of unvested restricted stock.
(2) Based on 416,952 shares of Company common stock outstanding and entitled to vote as of December 3, 2001, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(3)   Includes 3,000 shares owned by Mr. Davis' spouse.
(4) Includes 1,231 shares allocated to Mr. Mette under the ESOP, for which Mr. Mette has voting but not investment power. Does not include 44,720 shares held by Palmyra Savings' ESOP, for which Mr. Mette serves as a trustee.
(5) Includes 1,000 shares owned by Mr. Schaeffer's spouse. Does not include 44,720 shares held by Palmyra Savings' ESOP, for which Mr. Schaeffer serves as a trustee.

                       Proposal 1 -- Election of Directors

         The Company's Board of Directors consists of seven members. Six directors are independent and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year are nominated to serve for either a one-year term or a three-year term, or until their respective successors have been elected and qualified. The Board's nominee to serve for a one-year term is Mark K. Bross. The Board's nominees to serve for a three-year term are Steve W. Lewis and Albert E. Davis. Mr. Lewis was appointed by the Board to fill the vacancy left by Glenn J. Maddox who retired on November 15, 2001 after reaching the Company's mandatory retirement age. All of the nominees are currently directors of the Company and Palmyra Savings.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         The Board of Directors recommends a vote "FOR" the election of all of the nominees.

         Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each nominee has held his current occupation for the last five years. The age indicated in each nominee's biography is as of September 30, 2001. The indicated period for service as a director includes service as a director of Palmyra Savings.

                        Nominees for Election of Director

         Steve W. Lewis is a mortician and has been a Partner at Lewis Brothers Funeral Chapel, Inc. since 1994. Age 36. Director since 2001.

         Albert E. Davis is a retired manufacturing firm executive. Age 65. Director since 1990.

         Mark K. Bross has served as chief financial officer of Chester Bross Construction Company since 1994. Age 36. Director since 2001.

                         Directors Continuing in Office

         The following directors have terms ending in 2003:

         James D. Lovegreen owns an automobile dealership. Age 69. Director since 1971.

         Eldon R. Mette has been employed with Palmyra Savings since 1969. Before becoming President of the Bank in January 1999, he served as Executive Vice President beginning in September 1969. Mr. Mette has served as President and Chief Executive Officer of the Company since December 1998. Age 65. Director since 1988.

         The following directors have terms ending in 2004:

         Robert M. Dearing is a farmer and stockman. Age 52. Director since
1977.

         L. Edward Schaeffer is a blacksmith.  Age 71.  Director since 1964.

Meetings and Committees of the Board of Directors

         The Company and Palmyra Savings conduct business through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended September 30, 2001, the Board of Directors of the Company held 8 meetings and the Board of Directors of the Bank held 25 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

         The Audit Committee, consisting of the entire Board of Directors, receives and reviews all reports prepared by the Company's independent auditors. The Audit Committee met one time during the fiscal year ended September 30, 2001.

         The Compensation Committee, consisting of the entire Board of Directors, is responsible for setting the salaries of all employees. The Compensation Committee met one time during the fiscal year ended September 30, 2001.

         The Nominating Committee, consisting of the entire Board of Directors, considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Nominating Committee met on October 18, 2001 to select nominees for election as directors at this annual meeting. The Company's bylaws provide for shareholder nominations of directors. See "Stockholder Proposals and Nominations."

Directors' Compensation

         Directors of Palmyra Savings, other than the Chairman of the Board, receive a monthly fee of $275 plus $235 per meeting attended. The Chairman of the Board receives a monthly fee of $275 plus $240 per meeting attended. No separate fees are paid for service on the Company's Board of Directors.

                             Executive Compensation

Summary Compensation Table

         The following information is furnished for Mr. Mette. No other executive officer of Palmyra Savings or PFSB Bancorp received salary and bonus of $100,000 or more during the year ended September 30, 2001.


                                         Annual Compensation(1)    Long-Term Compensation Awards
                                       ----------------------    -----------------------------
                                                                   Restricted    Securities
                                                                     Stock       Underlying       All Other
Name and Principal         Fiscal       Salary        Bonus          Awards       Options        Compensation
   Positions                Year        ($)(2)         ($)            ($)           (#)              ($)
-----------------------    ------      ---------     --------    ------------    -------------   -------------

Eldon R. Mette              2001        $91,444       $2,168       $    --            --          $10,503(4)
   President and Chief      2000         88,974        2,860        38,960(3)     10,062            7,313
   Executive Officer        1999         89,160        3,294            --            --            1,534

--------------------------
(1) Does not include perquisites and other personal benefits, the aggregate amount of which was less than $50,000 or 10% of the total annual salary and bonus reported.
(2)      Includes directors fees and appraisal fees.
(3) Represents the market value of the award of 3,801 shares of restricted stock on April 6, 2001. The shares began vesting on April 6, 2001, the first of five equal annual installments. All awards vest immediately upon termination of employment due to death, disability or a change in control of Palmyra Savings or PFSB Bancorp. At September 30, 2001, the market value of the unvested restricted stock awards granted to Mr. Mette was $30,745, based on the closing stock price of $10.11 per share on that date. Dividends are paid on the restricted stock.
(4) Consists of employer 401(k) contributions of $1,645 and ESOP allocations of $8,858.


Option Value at Fiscal Year End

         The following table provides information regarding unexercised stock options for Mr. Mette as of September 30, 2001. Mr. Mette did not exercise any stock options during the year ended September 30, 2001.


                                          Number of Securities                         Value of Unexercised
                                         Underlying Unexercised                        In-the-Money Options
                                       Options at Fiscal Year-End                     at Fiscal Year-End (1)
                          ----------------------------------------------  --------------------------------------------
           Name                    Exercisable          Unexercisable          Exercisable           Unexercisable
------------------------  ------------------------  --------------------  ---------------------  ---------------------

Eldon R. Mette                        3,354                 6,708                  --                     --

-------------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2001 ($10.11 per share) less the option exercise price ($10.25 per share). Options are in-the-money only if the market value of shares covered by the options is greater than the exercise price.

Employment Agreement

         Effective March 31, 1999, PFSB Bancorp and Palmyra Savings entered into a three-year employment agreement with Mr. Mette. Under the employment agreement, the current salary level for Mr. Mette is $83,000, which amount is paid by Palmyra Savings and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On the anniversary of the commencement date of the employment agreement, the term may be extended for an additional year at the discretion of the Board. The agreement is terminable by the employers at any time, by Mr. Mette if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. If Mr. Mette's employment is terminated without cause or upon his voluntary termination following the occurrence of an event described in the preceding sentence, Palmyra Savings would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

         The employment agreement also provides for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of PFSB Bancorp or Palmyra Savings. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, after a change in control, Mr. Mette is assigned duties inconsistent with his position, duties, responsibilities and status immediately before a change in control.

         The maximum present value of the severance benefits under the employment agreement is 2.99 times Mr. Mette's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The employment agreement provides that the value of the maximum benefit may be distributed, at the executive's election, in the form of a lump sum cash payment equal to 2.99 times the executive's base amount or a combination of a cash payment and continued coverage under Palmyra Savings' health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times the executive's base amount. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of any excess parachute payments, and the Company would not be entitled to deduct the amount of such excess payments.

         The employment agreement restricts Mr. Mette's right to compete against PFSB Bancorp and Palmyra Savings for a period of one year from the date of termination of the agreement if he voluntarily terminates employment, except in the event of a change in control.

         PFSB Bancorp and Palmyra Savings have also entered into an employment agreement with another senior officer of the Company and the Bank on substantially similar terms.

            Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors, with one exception, has complied with applicable reporting requirements for transactions in PFSB Bancorp common stock during the fiscal year ended September 30, 2001. Due to administrative error, one report on Form 4 containing one transaction for Mr. Bross was not filed in a timely manner.

                          Transactions with Management

         Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Palmyra Savings, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under programs generally available to all employees, and Palmyra Savings has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

               Proposal 2 -- Ratification of Independent Auditors

         The Board of Directors has appointed Moore, Horton & Carlson, P.C. to be its independent auditors for the 2002 fiscal year, subject to ratification by stockholders. A representative of Moore, Horton & Carlson, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

         If the ratification of the appointment of the independent auditors is not approved by the affirmative vote of a majority of the shares entitled to vote and represented in person or by proxy at the annual meeting, other independent auditors will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Moore, Horton & Carlson, P.C.

         The following table sets forth the fees billed to the Company for the fiscal year ending September 30, 2001 by Moore, Horton & Carlson, P.C.:


         Audit Fees ............................ $42,125

         Financial information and systems
          design and implementation fees .......       0

         All other fees* .......................  28,779

         ----------------

         * Includes fees for tax-related services and assistance with securities filings.

         The Audit Committee believes that the provision of non-audit services by Moore, Horton & Carlson, P.C. are compatible with maintaining Moore, Horton & Carlson, P.C.'s independence.

                          Report of the Audit Committee

         The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of PFSB Bancorp's independent auditors, accounting functions and internal controls. The Audit Committee is composed of the entire Board of Directors, each of whom is independent under The Nasdaq Stock Market, Inc.'s listing standards except for Eldon R. Mette who serves as President and Chief Executive Officer of the Company and Palmyra Savings. The Board of Directors has not adopted a written charter for the Audit Committee.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in PFSB Bancorp's Annual Report on Form 10-KSB for the year ended September 30, 2001 for filing with the Securities and Exchange Commission.

        Members of the Audit Committee:

        Mark K. Bross
        Albert E. Davis
        Robert M. Dearing
        Steve W. Lewis
        James D. Lovegreen
        Eldon R. Mette
        L. Edward Schaeffer

                      Stockholder Proposals and Nominations

         The Company must receive proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting no later than August 16, 2002. If next year's annual meeting is held on a date more than 30 calendar days from January 24, 2003, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 60 nor more than 90 days before the date of the annual meeting; provided that if less than 71 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                                  Miscellaneous

         The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of PFSB Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

         The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on December 3, 2001. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

         A copy of the Company's Form 10-KSB (without exhibits) for the fiscal year ended September 30, 2001, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the close of business on December 3, 2001 upon written request to Ronald L. Nelson, Corporate Secretary, PFSB Bancorp, Inc., 123 West Lafayette Street, Palmyra, Missouri 63461.

         Whether or not you plan to attend the annual meting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Ronald L. Nelson

                                    Ronald L. Nelson
                                    Corporate Secretary

Palmyra, Missouri
December 14, 2001

                                 REVOCABLE PROXY
                               PFSB BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                January 24, 2002
                              2:00 p.m., Local Time

                         -------------------------------

         The undersigned hereby appoints the official proxy committee of the Board of Directors, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of PFSB Bancorp, Inc. ("Company") owned of record by the undersigned at the Annual Meeting of Stockholders, to be held on January 24, 2002, at 2:00 p.m., local time, at Palmyra Savings' main office at 123 West Lafayette Street, Palmyra, Missouri, and at any and all adjournments of the meeting, as designated below with respect to the matters set forth below and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named below becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

         1. The election as directors of all nominees listed (except as marked to the contrary below).

             Mark K. Bross          Albert E. Davis            Steve W. Lewis

                                                               FOR ALL
             FOR                    VOTE WITHHELD              EXCEPT
             ---                    -------------              ------
             [ ]                        [ ]                      [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         2. The ratification of the appointment of Moore, Horton & Carlson, P.C. as independent auditors for the Company for the fiscal year ending September 30, 2002.

             FOR                    AGAINST                    ABSTAIN
             ---                    -------                    -------
             [ ]                      [ ]                        [ ]


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed only if properly signed and dated. If any other business is presented at the meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

                                    Dated:___________________________


                                    --------------------------------
                                    STOCKHOLDER SIGN ABOVE

                                    --------------------------------
                                    CO-HOLDER (IF ANY) SIGN ABOVE

         The above-signed acknowledges receipt from the Company, before the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting and an Annual Report to Stockholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                         -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                          [Palmyra Savings Letterhead]

                             Dear ESOP Participant:

         In connection with the Annual Meeting of Stockholders of PFSB Bancorp, Inc., the holding company for Palmyra Savings, you may direct the voting of the shares of PFSB Bancorp common stock held by the Palmyra Savings Employee Stock Ownership Plan ("ESOP") Trust allocated to your account in the ESOP.

         On behalf of the Board of Directors, I am forwarding to you a yellow vote authorization form provided for the purpose of conveying your voting instructions to the ESOP trustees. Also enclosed is a Notice and Proxy Statement for the PFSB Bancorp, Inc. Annual Meeting of Stockholders to be held on January 24, 2002 and PFSB Bancorp's Annual Report to Stockholders.

         As of December 3, 2001, the ESOP Trust held 44,720 shares of PFSB Bancorp common stock, 7,826 shares of which have been allocated to participants' accounts in the ESOP. The allocated shares will be voted as directed by the participants; provided timely instructions from the participants are received by the ESOP trustees. The unallocated shares in the ESOP Trust and the allocated shares for which no instructions are provided, or for which no timely instructions are received by the ESOP trustees, will be voted by the ESOP trustees in a manner calculated to most accurately reflect the instructions the ESOP Trustees have received from participants regarding the shares of common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

         In order to direct the voting of the shares of PFSB Bancorp common stock allocated to your account under the ESOP, please fill out and sign the yellow vote authorization form and return it in the enclosed postage-paid envelope no later than January 17, 2002. Your vote will not be revealed, directly or indirectly, to any other officer or other employee or director of PFSB Bancorp or the Bank. The votes will be tallied by an independent third party. The ESOP trustees will use the voting results they receive to vote the shares of PFSB Bancorp common stock in the ESOP Trust.

                                    Sincerely,

                                    /s/ Ronald L. Nelson

                                    Ronald L. Nelson
                                    Corporate Secretary

Name:
         ---------------------------------------
Shares:
         -------------------------------------


VOTE AUTHORIZATION FORM
-----------------------

         I, the undersigned, understand that the ESOP trustees are the holders of record and custodian of all shares of PFSB Bancorp, Inc. (the "Company") common stock attributable to me under the Palmyra Savings Employee Stock Ownership Plan and Trust. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on January 24, 2002.

         Accordingly, you are to vote my shares as follows:

         1. The election as directors of all nominees listed (except as marked to the contrary below).

             Mark K. Bross          Albert E. Davis            Steve W. Lewis

                                                               FOR ALL
             FOR                    VOTE WITHHELD              EXCEPT
             ---                    -------------              ------
             [ ]                        [ ]                      [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

------------------------------------------------------------------------------

------------------------------------------------------------------------------


         2. The ratification of the appointment of Moore, Horton & Carlson, P.C. as independent auditors for the Company for the fiscal year ending September 30, 2002.

             FOR                    AGAINST                    ABSTAIN
             ---                    -------                    -------
             [ ]                      [ ]                        [ ]

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         The ESOP Trustees are hereby authorized to vote any shares attributable to me as indicated above. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR the listed proposals presented and FOR other matters as recommended by the Board of Directors.

Date                                   Signature
    --------------------------------            -------------------------------

Please date, sign and return this form in the enclosed envelope no later than January 17, 2002.

                          [Palmyra Savings Letterhead]

Dear 401(k) Plan Participant:

         In connection with the Annual Meeting of Stockholders of PFSB Bancorp, Inc. (the "Company") which is the parent holding company for Palmyra Savings (the "Bank"), you may vote the shares of Company common stock ("Common Stock") held in the PFSB Bancorp, Inc. Stock Fund ("Employer Stock Fund") and credited to your account under the Palmyra Savings Employees' Savings and Profit Sharing Plan Trust ("401(k) Plan").

         On behalf of the Board of Directors, I am forwarding to you the attached blue vote authorization form, provided for the purpose of conveying your voting instructions to Bank of New York, an unrelated corporate trustee for the Employer Stock Fund (the "Employer Stock Fund Trustee"). The Employer Stock Fund Trustee will vote those shares of the Company's common stock held in the 401(k) Plan Trust. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on January 24, 2002 and a PFSB Bancorp, Inc. Annual Report to Stockholders.

         As a 401(k) Plan participant investing in the Employer Stock Fund you are entitled to direct the Employer Stock Fund Trustee as to the voting of Common Stock credited to your account. The Employer Stock Fund Trustee will vote all shares of Common Stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of Common Stock in their 401(k) Plan accounts.

         At this time, in order to direct the voting of your shares of Common Stock held in the Employer Stock Fund, you must fill out and sign the enclosed blue vote authorization form and return it to the Employer Stock Fund Trustee in the accompanying postage-paid envelope by January 17, 2002. Your vote will not be revealed, directly or indirectly, to any other officer or other employee or director of the Company or the Bank. The votes will be tallied by the Employer Stock Fund Trustee and the Employer Stock Fund Trustee will use the voting instructions it receives to vote the shares of PFSB Bancorp, Inc. Common Stock held in the Employer Stock Fund Trust.

                                    Sincerely,

                                    /s/ Ronald L. Nelson

                                    Ronald L. Nelson
                                    Corporate Secretary

Name:____________________
Shares:___________________

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on January 24, 2002.

         Accordingly, the Employer Stock Fund Trustee is to vote my shares of Common Stock as follows:

         1. The election as directors of all nominees listed (except as marked to the contrary below).

             Mark K. Bross         Albert E. Davis            Steve W. Lewis

                                                               FOR ALL
             FOR                    VOTE WITHHELD              EXCEPT
             ---                    -------------              ------
             [ ]                        [ ]                      [ ]


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

------------------------------------------------------------------------------

------------------------------------------------------------------------------


         2. The ratification of the appointment of Moore, Horton & Carlson, P.C. as independent auditors for the Company for the fiscal year ending September 30, 2002.

             FOR                    AGAINST                    ABSTAIN
             ---                    -------                    -------
             [ ]                      [ ]                        [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         The Employer Stock Fund Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above.

Date                                   Signature
    --------------------------------            -------------------------------

         Please date, sign and return this form in the enclosed postage-paid envelope no later than January 17, 2002.